                                                                    Exhibit 10.1

Certain confidential information contained in this Exhibit, marked by asterisks, was omitted and has been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                   Agreement with American National Red Cross

April 9, 2003

Mr. Christopher Lamb
Chief Operating Officer
Plasma Operations
American National Red Cross
1300 Wilson Boulevard
Rosslyn, VA 22209-3100

Dear Chris:

            Re: VITEX Obligations to the American National Red Cross

         V.I.Technologies ("VITEX") and the American National Red Cross (the "ANRC") acknowledge VITEX' obligation to pay ANRC the total of $3,532,253 as follows:

                         Advances from ANRC     $3,000,000
                         ***********            **********
                         ***********            **********
                                                ----------
                         Total                  $3,532,253
                                                ----------

VITEX and ANRC agree that this amount will be paid over a three-year term beginning with a principal payment of 10% of the outstanding obligation or $353,225.30 (three hundred fifty-three thousand, two hundred twenty-five dollars and thirty cents) on April 11, 2003. This payment will be followed by thirty-five level monthly installments of $104,804.06 (one hundred four thousand, eight hundred four dollars and six cents) representing the principal amount outstanding plus interest at 10% (ten percent) pursuant to the schedule attached hereto as Exhibit A. Payments will commence on April 11, 2003 and end on February 20, 2006. Payment of the amounts detailed in Exhibit A will constitute final settlement of the entire obligation due by VITEX to the ANRC. Further, Vitex may settle this obligation at any time by paying the outstanding principal balance.

         This payment schedule will be amended if Vitex achieves either or both of the milestones described below.

         1) If Vitex closes the Rights Offering currently underway with proceeds of subscription rights totaling $15 million or more, the first amortization payment due after closing the Rights Offering will be made in the amount of $200,000 (two hundred thousand dollars). The remaining payments due under the obligation will be adjusted to reflect the then outstanding principal balance and 10% interest over the remaining term. These payments will be in the amount of $101,492.60 (one hundred one thousand, four hundred ninety-two dollars and sixty cents) assuming that this milestone is achieved prior to the May 20, 2003 payment date. If it is achieved later, the payment schedule will be adjusted accordingly.

         2) If Vitex closes an agreement with a marketing partner resulting in proceeds (including cash and the value of services or space, etc.) of $20 million or more, the first amortization payment due after closing the marketing agreement will be made in the amount of $250,000 (two hundred fifty thousand dollars) or 10% of the then outstanding principal balance, whichever is greater. The remaining payments due under the obligation will be adjusted to reflect the then outstanding principal balance and 10% interest over the remaining term. For example, these payments would be in the amount of $95,116.00 (ninety five thousand one hundred sixteen dollars) if the milestone is achieved between November 20 and December 20, 2003 as illustrated in Exhibit B. If it is achieved at another time, the payment schedule will be adjusted accordingly.

         Exhibit B provides an example of amortization of the obligation on the assumption that both milestones are achieved in the time periods indicated.

         If you are in agreement with the foregoing, please sign and date this Letter Agreement.

Sincerely,

Thomas T. Higgins


Accepted and agreed to:

V.I. Technologies, Inc.                   American National Red Cross

By:   /s/ Thomas T. Higgins               By:    /s/ Christopher Lamb
      ---------------------                      --------------------
      Name: Thomas T. Higgins             Name:  Christopher Lamb
      Title: EVP, Operations & CFO        Title: VP & COO, Plasma Services

Date: 4/9/03                              Date:  4/10/03
      ------                                     -------

                                                                       Exhibit A

                            V. I. Technologies, Inc.
                    Amortization Schedule of Red Cross Loan
                                 April 11, 2003

Principal     $3,532,253            Annual interest rate     10.00%
Term          3 years               Monthly payment          $104,804.06
Start date    April 11, 2003        First payment            10% of principal
End date      February 20, 2006

Payment Date         Payment         Interest       Principal      Balance
------------         -------         --------       ---------      -------

   4/11/2003    $  353,225.30     $         -   $  353,225.30   $3,179,027.70
   4/20/2003       104,804.06       17,661.27       87,142.80    3,091,884.91
   5/20/2003       104,804.06       25,765.71       79,038.35    3,012,846.55
   6/20/2003       104,804.06       25,107.05       79,697.01    2,933,149.54
   7/20/2003       104,804.06       24,442.91       80,361.15    2,852,788.39
   8/20/2003       104,804.06       23,773.24       81,030.83    2,771,757.57
   9/20/2003       104,804.06       23,097.98       81,706.08    2,690,051.48
  10/20/2003       104,804.06       22,417.10       82,386.97    2,607,664.52
  11/20/2003       104,804.06       21,730.54       83,073.52    2,524,590.99
  12/20/2003       104,804.06       21,038.26       83,765.80    2,440,825.19
   1/20/2004       104,804.06       20,340.21       84,463.85    2,356,361.34
   2/20/2004       104,804.06       19,636.34       85,167.72    2,271,193.62
   3/20/2004       104,804.06       18,926.61       85,877.45    2,185,316.17
   4/20/2004       104,804.06       18,210.97       86,593.09    2,098,723.08
   5/20/2004       104,804.06       17,489.36       87,314.70    2,011,408.37
   6/20/2004       104,804.06       16,761.74       88,042.33    1,923,366.05
   7/20/2004       104,804.06       16,028.05       88,776.01    1,834,590.04
   8/20/2004       104,804.06       15,288.25       89,515.81    1,745,074.22
   9/20/2004       104,804.06       14,542.29       90,261.78    1,654,812.45
  10/20/2004       104,804.06       13,790.10       91,013.96    1,563,798.49
  11/20/2004       104,804.06       13,031.65       91,772.41    1,472,026.08
  12/20/2004       104,804.06       12,266.88       92,537.18    1,379,488.90
   1/20/2005       104,804.06       11,495.74       93,308.32    1,286,180.58
   2/20/2005       104,804.06       10,718.17       94,085.89    1,192,094.69
   3/20/2005       104,804.06        9,934.12       94,869.94    1,097,224.75
   4/20/2005       104,804.06        9,143.54       95,660.52    1,001,564.23
   5/20/2005       104,804.06        8,346.37       96,457.69      905,106.53
   6/20/2005       104,804.06        7,542.55       97,261.51      807,845.03
   7/20/2005       104,804.06        6,732.04       98,072.02      709,773.00
   8/20/2005       104,804.06        5,914.78       98,889.29      610,883.72
   9/20/2005       104,804.06        5,090.70       99,713.36      511,170.35
  10/20/2005       104,804.06        4,259.75      100,544.31      410,626.04
  11/20/2005       104,804.06        3,421.88      101,382.18      309,243.87
  12/20/2005       104,804.06        2,577.03      102,227.03      207,016.83
   1/20/2006       104,804.06        1,725.14      103,078.92      103,937.91
   2/20/2006       104,804.06          866.15      103,937.91           (0.00)
                -------------     -----------   -------------   -------------
   Total        $4,021,367.48     $489,114.48   $3,532,253.00   $        0.00
                =============     ===========   =============   =============

                                                                       Exhibit B

                            V. I. Technologies, Inc.
                     Amortization Schedule of Red Cross Loan
                                 April 11, 2003

Principal   $3,532,253.00       Annual interest rate  10.00%
Term        3 years             First payment         10% of principal
Start date  April 11, 2003      First milestone       Rights Offering = $200,000
End date    February 20, 2006   Second milestone      Marketing Partner =
                                                      greater of 10% of
                                                      outstanding balance or
                                                      $250,000

Payment Date        Payment           Interest        Principal       Balance
------------        -------           --------        ---------       -------

   4/11/2003    $  353,225.30       $         -   $  353,225.30   $3,179,027.70
   4/20/2003       104,804.06         17,661.27       87,142.80    3,091,884.91
   5/20/2003       200,000.00 (1)     25,765.71      174,234.29    2,917,650.61
   6/20/2003       101,492.60         24,313.76       77,178.85    2,840,471.77
   7/20/2003       101,492.60         23,670.60       77,822.00    2,762,649.76
   8/20/2003       101,492.60         23,022.08       78,470.52    2,684,179.24
   9/20/2003       101,492.60         22,368.16       79,124.44    2,605,054.80
  10/20/2003       101,492.60         21,708.79       79,783.81    2,525,270.99
  11/20/2003       101,492.60         21,043.92       80,448.68    2,444,822.31
  12/20/2003       250,000.00 (2)     20,373.52      229,626.48    2,215,195.83
   1/20/2004        95,116.00         18,459.97       76,656.03    2,138,539.80
   2/20/2004        95,116.00         17,821.16       77,294.83    2,061,244.96
   3/20/2004        95,116.00         17,177.04       77,938.96    1,983,306.01
   4/20/2004        95,116.00         16,527.55       78,588.45    1,904,717.56
   5/20/2004        95,116.00         15,872.65       79,243.35    1,825,474.21
   6/20/2004        95,116.00         15,212.29       79,903.71    1,745,570.50
   7/20/2004        95,116.00         14,546.42       80,569.58    1,665,000.92
   8/20/2004        95,116.00         13,875.01       81,240.99    1,583,759.93
   9/20/2004        95,116.00         13,198.00       81,918.00    1,501,841.94
  10/20/2004        95,116.00         12,515.35       82,600.65    1,419,241.29
  11/20/2004        95,116.00         11,827.01       83,288.99    1,335,952.30
  12/20/2004        95,116.00         11,132.94       83,983.06    1,251,969.24
   1/20/2005        95,116.00         10,433.08       84,682.92    1,167,286.32
   2/20/2005        95,116.00          9,727.39       85,388.61    1,081,897.71
   3/20/2005        95,116.00          9,015.81       86,100.18      995,797.53
   4/20/2005        95,116.00          8,298.31       86,817.68      908,979.84
   5/20/2005        95,116.00          7,574.83       87,541.17      821,438.68
   6/20/2005        95,116.00          6,845.32       88,270.67      733,168.00
   7/20/2005        95,116.00          6,109.73       89,006.26      644,161.74
   8/20/2005        95,116.00          5,368.01       89,747.98      554,413.76
   9/20/2005        95,116.00          4,620.11       90,495.88      463,917.87
  10/20/2005        95,116.00          3,865.98       91,250.01      372,667.86
  11/20/2005        95,116.00          3,105.57       92,010.43      280,657.43
  12/20/2005        95,116.00          2,338.81       92,777.19      187,880.24
   1/20/2006        95,116.00          1,565.67       93,550.33       94,329.91
   2/20/2006        95,116.00            786.08       94,329.91           (0.00)
                -------------       -----------   -------------   -------------
   Total        $3,990,000.90       $457,747.90   $3,532,253.00   $        0.00
                =============       ===========   =============   =============